                                                                    EXHIBIT 99.3


                                 --------------


                          SIXTH SUPPLEMENTAL INDENTURE
                          dated as of October 20, 2003

                                 --------------


                              with respect to the:

                                    INDENTURE

                             Dated as of May 1, 1990

                                     between

                          THE WILLIAMS COMPANIES, INC.

                                       and

                              THE BANK OF NEW YORK

      SIXTH SUPPLEMENTAL INDENTURE dated as of October 20, 2003 (this "Supplemental Indenture") among THE WILLIAMS COMPANIES, INC., a Delaware corporation (the "Obligor"), and THE BANK OF NEW YORK, as trustee (the "Trustee"), for the securities issued under the Indenture dated as of May 1, 1990 between TRANSCO ENERGY COMPANY, a Delaware corporation ("Transco"), and the Trustee, as supplemented by the First Supplemental Indenture dated as of June 20, 1990, the Second Supplemental Indenture dated as of November 29, 1990, the Third Supplemental Indenture dated as of April 23, 1991, the Fourth Supplemental Indenture dated as of August 22, 1991, and the Fifth Supplemental Indenture dated May 1, 1995 (the "Fifth Supplemental Indenture"; and, as so supplemented and as further amended, supplemented or otherwise modified from time to time, the "Indenture").

                                    RECITALS

      A. Pursuant to and in accordance with the terms of the Indenture, Transco established and issued $125,000,000 aggregate principal amount of its 9.875% Debentures due 2020 (the "Debentures") and pursuant to and in accordance with the Fifth Supplemental Indenture, the Obligor assumed the obligations of Transco under or in respect of the Debentures and the Indenture.

      B. In accordance with Section 14.02 of the Indenture, the Obligor has obtained the written consent of the holders of the Debentures representing not less than a majority in aggregate principal amount of the outstanding Debentures to the amendments to the Indenture set forth in this Supplemental Indenture.

      NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

                                   AGREEMENTS

      Section 1. Defined Terms. Terms defined in the Indenture and not otherwise defined herein are used herein as therein defined.

      Section 2. Amendments to Indenture. Effective as of the Amendment Effective Date (as defined below):

      (a) The following Sections of the Indenture, and any corresponding provisions in the Securities, hereby are deleted in their entirety and replaced with "Intentionally Omitted" and all references made thereto throughout the Indenture and the Securities hereby are deleted in their entirety:


      Existing Section Number     Caption
      -----------------------     -------
      Section 6.04                Negative Pledge
      Section 6.05                Maintenance of Corporate Existence
      Section 6.06                Further Assurances
      Section 6.08                Statement of Officers as to Default


                                          [Transco Sixth Supplemental Indenture]

      (b) Clauses (g), (h), (i) and (j) of the definition of "Event of Default" set forth in Section 7.01 of the Indenture and any corresponding provisions in the Securities hereby are deleted in their entirety and replaced with "Intentionally Omitted" and all references made thereto throughout the Indenture and the Securities hereby are deleted in their entirety. Clause (f) of the definition of "Event of Default" is amended and restated in its entirety (and any corresponding provisions in the Securities hereby are amended) to read as follows:

      "(f) the filing by the Company of a petition or answer seeking relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America."

      (c) Section 13.01 of the Indenture is amended and restated in its entirety to read as follows:


      "Section 13.01 Consolidation, Merger or Sale Permitted Under Certain Conditions. The Company shall not consolidate with or merge into any other corporation or convey, lease or transfer its properties and assets substantially as an entirety to any Person, unless:

            "(a) the Company is the surviving corporation in any such merger or the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, lease or transfer the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any, on) and interest on and any Additional Amounts payable pursuant to Section 6.09 with respect to all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; and

            "(b) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, lease or transfer and such supplemental indenture, if any, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with."

      (d) Any definitions used exclusively in the provisions of the Indenture deleted pursuant to Paragraphs (a), (b) or (c) of this Section 2 hereby are deleted in their entirety from the Indenture.

      Section 3. Indenture Ratified. Except as hereby otherwise expressly provided, the Indenture is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

      Section 4. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.


                                          [Transco Sixth Supplemental Indenture]

      Section 5. Supplemental Indenture is a Supplement to Indenture. This Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture.

      Section 6. Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws) as to all matters, including, without limitation, matters of validity, construction, effect, performance and remedies.

      Section 7. References to Supplemental Indenture. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Supplemental Indenture may refer to the Indenture without making specific reference to this Supplemental Indenture, but nevertheless all such references shall include this Supplemental Indenture unless the context otherwise requires.

      Section 8. Effect of This Supplemental Indenture. From and after the Amendment Effective Date, the Indenture shall be deemed to be modified as herein provided, but except as modified hereby, the Indenture shall continue in full force and effect. The Indenture as modified hereby shall be read, taken and construed as one and the same instrument.

      Section 9. Severability. In the event that any provisions of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 10. Trust Indenture Act. If any provisions hereof limit, qualify or conflict with any provisions of the Trust Indenture Act of 1939 required under the Trust Indenture Act of 1939 to be a part of and govern this Supplemental Indenture, the provisions of the Trust Indenture Act of 1939 shall control. If any provision hereof modifies or excludes any provision of the Trust Indenture Act of 1939 that pursuant to the Trust Indenture Act of 1939 may be so modified or excluded, the provisions of the Trust Indenture Act of 1939 as so modified or excluded hereby shall apply.

      Section 11. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Obligor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

      Section 12. Effectiveness. This Supplemental Indenture shall become effective upon execution by the Obligor and the Trustee. As used herein, the "Amendment Effective Date" shall mean the date that the Obligor delivers written notice to the Trustee and JPMorgan Chase Bank, the Depositary for the Debentures, that the Debentures tendered and not validly withdrawn pursuant to the Obligor's Offer to Purchase and Consent Solicitation Statement dated October 8, 2003, as amended, have been accepted for purchase.



                            [signature page follows]


                                          [Transco Sixth Supplemental Indenture]

      IN WITNESS WHEREOF, each of the parties hereto have caused this Supplemental Indenture to be duly executed on its behalf by its duly authorized officer as of the day and year first above written.

                                       THE WILLIAMS COMPANIES, INC.
Attest

/s/ Brian K. Shore                     By:    /s/ James G. Ivey
------------------                            -----------------
Name: Brian K. Shore                   Name:  James G. Ivey
Title: Secretary                       Title: Treasurer



                                          [Transco Sixth Supplemental Indenture]

                                       THE BANK OF NEW YORK, as Trustee


                                       By:     /s/ Remo J. Reale
                                               --------------------------
                                       Name:   Remo J. Reale
                                               --------------------------
                                       Title:  Vice President
                                               --------------------------

                                          [Transco Sixth Supplemental Indenture]